UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015 (May 18, 2015)

HEALTHSTREAM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K (the “Form 8-K”) includes recast financial statements and other affected financial information of HealthStream, Inc. (the “Company”) for the periods included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Form 10-K”) to retrospectively reflect a change in presentation made during the first quarter of 2015 to the Company’s reportable operating segments.

During the first quarter of 2015, the Company formed a new business segment, HealthStream Provider Solutions, in addition to the Company’s other two pre-existing business segments, HealthStream Workforce Solutions and HealthStream Patient Experience Solutions. HealthStream Provider Solutions reflects the combination of two previously acquired businesses, HealthLine Systems, LLC (“HLS”), which was acquired in March 2015, and Sy.Med Development, Inc. (“Sy.Med”), which was acquired in October 2012. Upon the acquisition of HLS on March 16, 2015, the Company changed its organizational structure, appointing a President of HealthStream Provider Solutions, who reports directly to our Chief Executive Officer (“CEO”). During the first quarter of 2015, the Company began reporting and assessing performance of this newly formed business segment. The Company’s historical segment disclosures included the aggregation of the Sy.Med business within the HealthStream Workforce Solutions segment. The historical financial information in the Form 10-K has been recast in this Form 8-K to conform to the current year business segment presentation by including Sy.Med within the HealthStream Provider Solutions segment rather than the HealthStream Workforce Solutions segment.

The Company began to report under its new structure effective with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. The Company has recast the historical information included in the following applicable items that were contained in the Form 10-K to reflect the above mentioned changes: Part II, Item 7: “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 8. “Financial Statements and Supplementary Data,” which are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K. The change in the Company’s reportable segments as described above did not have any impact on the Company’s previously reported Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Statements of Shareholders’ Equity, or Consolidated Statement of Cash Flows included in the Form 10-K.

All updates to the historical information included in Part II, Items 7 and 8 of the Form 10-K reflected herein relate solely to the change in the Company’s business segments as noted above, and this Form 8-K does not update or modify any other disclosures in the Form 10-K. Except as noted above, this Form 8-K does not provide any update or discussion of any developments, activities, trends, or risks related to the Company subsequent to the filing of the Form 10-K. For more recent information regarding the Company since the filing of the Form 10-K on February 27, 2015, please refer to subsequent filings of the Company under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the HealthStream, Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 27, 2015.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the HealthStream, Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 27, 2015.

101.1 INS	XBRL Instance Document

101.1 SCH	XBRL Taxonomy Extension Schema

101.1 CAL	XBRL Taxonomy Extension Calculation Linkbase

101.1 DEF	XBRL Taxonomy Extension Definition Linkbase

101.1 LAB	XBRL Taxonomy Extension Label Linkbase

101.1 PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Gerard M. Hayden
Gerard M. Hayden
Chief Financial Officer
May 18, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the HealthStream, Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 27, 2015.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the HealthStream, Inc. Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 27, 2015.

101.1 INS	XBRL Instance Document

101.1 SCH	XBRL Taxonomy Extension Schema

101.1 CAL	XBRL Taxonomy Extension Calculation Linkbase

101.2 DEF	XBRL Taxonomy Extension Definition Linkbase

101.1 LAB	XBRL Taxonomy Extension Label Linkbase

101.1 PRE	XBRL Taxonomy Extension Presentation Linkbase

3